EXHIBIT 21


                 THE BLACK & DECKER CORPORATION AND SUBSIDIARIES

                              LIST OF SUBSIDIARIES


Listed below are the subsidiaries of The Black & Decker Corporation as of December 31, 2001. Names of certain inactive, liquidated, or minor subsidiaries have been omitted.

Black & Decker Abrasives Inc.                                   UNITED STATES
Black & Decker Inc.                                             UNITED STATES
Black & Decker (U.S.) Inc.                                      UNITED STATES
Black & Decker Funding Corporation                              UNITED STATES
Black & Decker Group Inc.                                       UNITED STATES
Black & Decker HealthCare Management Inc.                       UNITED STATES
Black & Decker Holdings LLC                                     UNITED STATES
Black & Decker Holdings Inc.                                    UNITED STATES
Black & Decker Investment Company                               UNITED STATES
Black & Decker Investments LLC                                  UNITED STATES
Black & Decker Maryland LLC                                     UNITED STATES
Black & Decker (Ireland) Inc.                                   UNITED STATES
Black & Decker India Inc.                                       UNITED STATES
Black & Decker Investments (Australia) Limited                  UNITED STATES
Black & Decker Limited (LLC)                                    UNITED STATES
Black & Decker (Puerto Rico) LLC                                UNITED STATES
B&D Distribution, Inc.                                          UNITED STATES
Emglo Products LLC                                              UNITED STATES
Emhart LLC                                                      UNITED STATES
Emhart Credit Corporation                                       UNITED STATES
Emhart Harttung Inc.                                            UNITED STATES
EII Maryland LLC                                                UNITED STATES
Emhart Industries, Inc.                                         UNITED STATES
Emhart Teknologies Inc.                                         UNITED STATES
Kwikset Corporation                                             UNITED STATES
Momentum Laser, Inc.                                            UNITED STATES
Price Pfister Holdings Inc.                                     UNITED STATES
Price Pfister, Inc.                                             UNITED STATES
Shenandoah Insurance, Inc.                                      UNITED STATES
Black & Decker Argentina S.A.                                   ARGENTINA
Black & Decker Distribution Pty. Ltd.                           AUSTRALIA
Black & Decker Finance (Australia) Ltd.                         AUSTRALIA
Black & Decker Holdings (Australia) Pty. Ltd.                   AUSTRALIA
Dewalt Industrial Powertool Company Pty. Ltd.                   AUSTRALIA
Kwikset (Australasia) Pty. Ltd.                                 AUSTRALIA
Black & Decker Werkzeuge Vertriebs-Gesellschaft M.B.H           AUSTRIA
Black & Decker (Belgium) N.V.                                   BELGIUM
Black & Decker Do Brasil Ltda.                                  BRAZIL
Refal Industria e Comercio de Rebites e Rebitadeiras Ltda.      BRAZIL
Black & Decker Canada Inc.                                      CANADA
Black & Decker Holdings (Canada) Inc.                           CANADA
Maquinas y Herramientas Black & Decker de Chile S.A.            CHILE
Black & Decker (Suzhou) Power Tools Co., Ltd.                   CHINA
Shanghai Emhart Fastening Systems Ltd.                          CHINA
Black & Decker de Colombia S.A.                                 COLOMBIA
B&D de Costa Rica, S.A.                                         COSTA RICA
Tucker S.R.O.                                                   CZECH REPUBLIC
Emhart Harttung A/S                                             DENMARK
Black & Decker de El Salvador, S.A. de C.V.                     EL SALVADOR
Black & Decker Oy                                               FINLAND
Black & Decker Finance S.C.A.                                   FRANCE
Black & Decker (France) S.A.S.                                  FRANCE
DOM S.A.R.L.                                                    FRANCE
Emhart Fastening & Assembly SNC                                 FRANCE
Emhart S.A.R.L.                                                 FRANCE
BAND Aussenhandel G.m.b.H.                                      GERMANY
B.B.W. Bayrische Bohrerwerke G.m.b.H.                           GERMANY
Black & Decker G.m.b.H.                                         GERMANY
DOM Sicherheitstechnik G.m.b.H.                                 GERMANY
DOM Sicherheitstechnik G.m.b.H. & Co. KG                        GERMANY
Emhart Deutschland G.m.b.H.                                     GERMANY
Tucker G.m.b.H.                                                 GERMANY
Black & Decker (Hellas) S.A.                                    GREECE
Black & Decker Hong Kong Limited                                HONG KONG
Emhart Asia Limited                                             HONG KONG
Baltimore Financial Services Company                            IRELAND
Baltimore Insurance Limited                                     IRELAND
Belco Investments Company                                       IRELAND
Black & Decker (Ireland)                                        IRELAND
Chesapeake Factoring Company                                    IRELAND
Chesapeake Falls Holdings Company                               IRELAND
Gamrie Limited                                                  IRELAND
Black & Decker Italia S.P.A.                                    ITALY
Corbin Srl                                                      ITALY
Fasteners & Tools, Ltd.                                         JAPAN
Nippon Pop Rivets & Fasteners Ltd.                              JAPAN
Black & Decker (Overseas) A.G.                                  LIECHTENSTEIN
Black & Decker Luxembourg S.A.                                  LUXEMBOURG
Chesapeake Investments Company S.A.R.L.                         LUXEMBOURG
Black & Decker Asia Pacific (Malaysia) Sdn. Bhd.                MALAYSIA
Black & Decker (Malaysia) Sdn. Bhd.                             MALAYSIA
BD Power Tools Mexicana, S. de R.L. de C.V.                     MEXICO
Black & Decker de Reynosa S. de R.L. de C.V.                    MEXICO
Black & Decker, S.A. de C.V.                                    MEXICO
DeWalt Industrial Tools, S.A. de C.V.                           MEXICO
Price-Pfister de Mexico, S. de R.L. de C.V.                     MEXICO
Technolock, S. de R.L. de C.V.                                  MEXICO
Nemef B.V.                                                      NETHERLANDS
Black & Decker (Nederland) B.V.                                 NETHERLANDS
Black & Decker Far East Holdings B.V.                           NETHERLANDS
Black & Decker Hardware Holdings B.V.                           NETHERLANDS
Black & Decker International Holdings B.V.                      NETHERLANDS
Black & Decker Overseas Holdings B.V.                           NETHERLANDS
Black & Decker (New Zealand) Limited                            NEW ZEALAND
Black & Decker (Norge) A/S                                      NORWAY
Emhart Sjong  A/S                                               NORWAY
Black & Decker de Panama, S.A.                                  PANAMA
Black & Decker International Corporation                        PANAMA
Emhart Panama S.A.                                              PANAMA
Black & Decker Del Peru S.A.                                    PERU
Black & Decker Asia Pacific Pte. Ltd.                           SINGAPORE
Black & Decker (South Africa) Pty. Ltd.                         SOUTH AFRICA
Emhart Fastening Teknologies Korea, Inc.                        SOUTH KOREA
Black & Decker Iberica S.Com por A.                             SPAIN
Black & Decker Aktiebolag                                       SWEDEN
Emhart Teknik Akteibolag                                        SWEDEN
DOM AG Sicherheitstechnik                                       SWITZERLAND
Black & Decker (Switzerland) S.A.                               SWITZERLAND
Black & Decker (Thailand) Limited                               THAILAND
ABC Ithalat Limited Sirketi                                     TURKEY
Aven Tools Limited                                              UNITED KINGDOM
Bandhart                                                        UNITED KINGDOM
Bandhart Overseas                                               UNITED KINGDOM
Black & Decker Finance                                          UNITED KINGDOM
Black & Decker International                                    UNITED KINGDOM
Black & Decker                                                  UNITED KINGDOM
Black & Decker Europe                                           UNITED KINGDOM
Emhart International Limited                                    UNITED KINGDOM
Tucker Fasteners Limited                                        UNITED KINGDOM
United Marketing (Leicester)                                    UNITED KINGDOM
Black & Decker de Venezuela, C.A.                               VENEZUELA
Black & Decker Holdings de Venezuela, C.A.                      VENEZUELA